UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT PURSUANT TO

SECTION 13 OR 15(d) OF THE

SECURITIES EXCHANGE ACT OF 1934

Date of report (Date of earliest event reported): September 15, 2011

THE ALLSTATE CORPORATION

(Exact Name of Registrant as Specified in Its Charter)

Delaware

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(State or Other Jurisdiction of Incorporation)

1-11840	36-3871531
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(Commission File Number)	(IRS Employer Identification No.)

2775 Sanders Road, Northbrook, Illinois       60062

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(Address of Principal Executive Offices)    (Zip Code)

Registrant’s   telephone   number,   including  area  code: (847) 402-5000

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[   ]            Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[   ]            Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[   ]            Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[   ]            Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Section 7 – Regulation FD

Item 7.01.  Regulation FD Disclosure.

On September 15, 2011, the Registrant issued a press release announcing its estimated catastrophe losses for August 2011 and for the months of July and August 2011.  A copy of the press release is furnished as Exhibit 99 to this report.

Section 9 – Financial Statements and Exhibits

Item 9.01.                             Financial Statements and Exhibits.

(d)                              Exhibits

Exhibit No.	Description

99	Registrant’s press release dated September 15, 2011

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

THE ALLSTATE CORPORATION

	By:	/s/ Mary J. McGinn
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Name: Mary J. McGinn
Title: Senior Vice President, Deputy General Counsel and Secretary

Date: September 15, 2011